UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Trust for Advised Portfolios

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
ZIEGLER SENIOR FLOATING RATE FUND

Class A	ZFLAX
Class C	ZFLCX
Institutional Class	ZFLIX

a series of
TRUST FOR ADVISED PORTFOLIOS
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
[PHONE NUMBER]

[MAIL DATE]
Dear Fund Shareholder:

Ziegler Capital Management, LLC (“ZCM”) is the investment advisor to the Ziegler Senior Floating Rate Fund (the “Fund”). Pursuant to a transaction between 1251 Capital Group ("1251") and Stifel Financial Corp ("Stifel") on March 27, 2020, 1251 has acquired a controlling interest in ZCM, with ZCM management now holding a significant minority equity stake. Stifel has sold its current 100% ownership stake in ZCM.

In light of the change of control of ZCM pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and ZCM under the Investment Company Act of 1940 (the “1940 Act”) and of the investment sub-advisory agreement between ZCM and Pretium Credit Management, LLC ("Pretium"). This assignment terminated both agreements in accordance with their terms as required by Section 15 of the 1940 Act. In anticipation of this assignment and termination, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including the Trustees who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on February 26, 2020 an interim investment advisory agreement between the Trust, on behalf of the Fund, and ZCM and an interim investment sub-advisory agreement between ZCM and Pretium on behalf of the Fund (the “Interim Agreements”),which took effect at the close of the Transaction on March 27, 2020. Except for provisions required by Rule 15a‑4 under the 1940 Act, the Interim Agreements contain the same terms and conditions as the prior agreements.

In accordance with Rule 15a-4 under the 1940 Act, under the terms of the Interim Agreements, if the shareholders of the Trust fail to approve a new investment advisory agreement (the "Proposed Advisory Agreement") or investment sub-advisory agreement (the "Proposed Sub-Advisory Agreement," and together with the Proposed Advisory Agreement, the "Proposed Agreements") within 150 days after the effective date of the Interim Agreements, the Interim Agreements will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets. Accordingly, on February 26, 2020, the Board approved the Proposed Advisory Agreement between the Trust, on behalf of the Fund, and ZCM and the Proposed Sub-Advisory Agreement between ZCM and Pretium on behalf of the Fund. The Trust is seeking shareholder approval of the Proposed Agreements. There are no material differences between the Proposed Agreements and the prior investment advisory agreement and investment sub-advisory agreement, nor are there any material differences in ZCM’s and Pretium’s obligations under the Proposed Agreements.

Enclosed is a Notice of Special Meeting of Shareholders of the Fund to be held on [SHAREHOLDER MEETING DATE] (the “Meeting”) together with a proxy statement and proxy card relating to the proposals to consider and approve the Proposed Agreements.

If you are a shareholder of record of the Fund as of the close of business on [RECORD DATE], you are entitled to vote at the Meeting and at any postponement or adjournment thereof. While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Board of Trustees of the Fund has recommended approval of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement for the Fund, and encourages you to vote “FOR” Proposal 1 and Proposal 2. If you have any questions regarding the issues to be voted on, please do not hesitate to call [PHONE NUMBER].

Your vote is important, no matter how many shares you own. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Meeting.

In light of the ongoing situation with COVID-19 (coronavirus), shareholders are urged to vote by internet, telephone, or mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Please know that we are monitoring the situation and may determine to institute alternative arrangements such as postponing the Meeting or providing access to the Meeting via remote communication.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

Scott A. Resnick
Secretary
Trust for Advised Portfolios

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

Q:	What is this document, and why did you send it to me?

A:
This document is a proxy statement. We are sending this document to you for your use in deciding whether to approve the proposed investment advisory agreement (the “Proposed Advisory Agreement”) with Ziegler Capital Management, LLC (the “Advisor”) (“Proposal 1”) and whether to approved the proposed investment sub-advisory agreement (the "Proposed Sub-Advisory Agreement") between Pretium Credit Management, LLC (the "Sub-Advisor") and the Advisor (Proposal 2). Approval of the Proposed Advisory Agreement enables the Advisor to continue as the investment advisor for the Ziegler Senior Floating Rate Fund (the “Fund”). Additionally, approving the Proposed Sub-Advisory Agreement enables the Sub-Advisor to continue as the investment sub-advisor for the Fund. This document includes the Notice of Special Meeting of Shareholders, a proxy statement, and a proxy card.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing [ ] and [ ], each of whom are officers of the Trust, as your proxies, and you are giving them permission to vote your mutual fund shares at the special meeting. The appointed proxies will vote your mutual fund shares as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR the proposals. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your mutual fund shares. This is why it is important for you to return the proxy card to us as soon as possible whether or not you plan on attending the meeting.

Q:	What am I being asked to vote on?

A:
You are being asked to approve the Proposed Advisory Agreement between the Advisor and the Trust on behalf of the Fund and to approve the Proposed Sub-Advisory Agreement between the Advisor and the Sub-Advisor on behalf of the Fund.

Proposal 1 and Proposal 2 relate to a “change in control” of the equity ownership of the Advisor. Pursuant to a transaction with 1251 Capital Group ("1251") on March 27, 2020, 1251 purchased majority ownership

Q&A 1

of the Advisor from Stifel Financial Corp. with employees of the Advisor now holding a significant minority stake (the “Transaction”). There was no change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction. Additionally, the incumbent leadership of Ziegler Capital Management, LLC has not changed as a result of the Transaction.

In light of the change of control of the Advisor pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor under the Investment Company Act of 1940 (the “1940 Act”) and of the investment sub-advisory agreement between the Advisor and Pretium. This assignment terminated the prior investment advisory agreement and investment sub-advisory agreement in accordance with their terms as required by Section 15 of the 1940 Act. In anticipation of this assignment and the terminations, the Board, including the Trustees who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on February 26, 2020 an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor and an interim investment sub-advisory agreement between the Adviser and the Sub-Adviser on behalf of the Fund (the “Interim Agreements”), which took effect at the close of the Transaction on March 27, 2020. Except for provisions required by Rule 15a‑4 under the 1940 Act, the Interim Agreements contain the same terms and conditions as the prior investment advisory agreement and investment sub-advisory agreement.

In accordance with Rule 15a-4 under the 1940 Act, under the terms of the Interim Agreements, if the shareholders of the Trust fail to approve a new investment advisory agreement within 150 days after the effective date of the Interim Agreements, the Interim Agreements will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets. Accordingly, on February 26, 2020, the Board approved the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement and is asking shareholders to approve the agreements.

Proposal 1 is seeking shareholder approval of the Proposed Advisory agreement. There are no material differences between the Proposed Advisory Agreement and the prior investment advisory agreement, nor are there any material differences in the investment advisor’s obligations under the new agreement.

Proposal 2 is seeking shareholder approval of the Proposed Sub-Advisory Agreement. There are no material differences between the Proposed Sub-Advisory Agreement and the prior investment sub-advisory agreement, nor are there any material differences in the investment sub-advisor's obligations under the new agreement.

Q:	How will my approval of Proposal 1 and Proposal 2 affect the management and operation of the Fund?

A:
The persons responsible for managing the Fund’s assets have not, and are not expected to, change as a result of or in connection with the Transaction. Scott Roberts, George Marshman, and Roberta Goss will continue to be primarily responsible for the day-to-day management of the Fund’s portfolio.

Q&A 2

Q:	How will my approval of Proposal 1 affect the expenses of the Fund?

A:
The investment advisory fee paid by the Fund to the Advisor will not increase if the Proposed Advisory Agreement with the Advisor is approved. In addition, the Advisor has agreed to maintain the Fund's current expense cap for a two-year period after the date of the Transaction.

Q:	How will my approval of Proposal 2 affect the expenses of the Fund?

A:	The investment sub-advisory fee paid by the Advisor to the Sub-Advisor will not increase if the Proposed Sub-Advisory Agreement with the Sub-Advisor is approved.

Q:	What are the primary reasons for the Board’s approval of the Advisor to continue as the investment advisor of the Fund?

A:
The Board weighed a number of factors in reaching its decision to approve the Advisor to continue as the investment advisor for the Fund, including the history, reputation, qualifications and resources of the Advisor and the fact that the Fund's current portfolio managers would continue to provide the portfolio management services to the Fund.  The Board also considered that if the Proposed Advisory Agreement is approved, the Fund’s investment advisory fee would not increase and total expenses for the Fund would not increase.

Q:
Are there any differences between the prior investment advisory agreement and the Proposed Advisory Agreement? Are there any differences between the prior investment sub-advisory agreement and the Proposed Sub-Advisory Agreement?

A:
No. There are no material differences between the prior investment advisory agreement and the Proposed Advisory Agreement other than the effective date. There are also no material differences between the prior investment sub-advisory agreement and the Proposed Sub-Advisory Agreement other than the effective date.

Q&A 3

Q:	Does the Fund’s Board of Trustees recommend that I approve Proposal 1 and Proposal 2?

A:
Yes. The Board has unanimously approved Proposal 1 to approve the Proposed Advisory Agreement with the Advisor on behalf of the Fund, and recommends that you also vote to approve Proposal 1. Additionally, the Board has unanimously approved Proposal 2 to approve the Proposed Sub-Advisory Agreement between the Advisor and Sub-Advisor on behalf of the Fund, and recommends that you also vote to approve Proposal 2.

Q:	Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

A:	The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Advisor.

Q:	Who is eligible to vote?

A:
Shareholders of record of the Fund as of the close of business on [RECORD DATE] (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposals presented at the Meeting.

Q:	What vote is required?

A:
Approval of each of the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Q:	How do I vote my shares?

A:	For your convenience, you may vote your shares in the following four ways:

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

Q&A 4

By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available, call the toll-free number on the proxy card and follow the simple instructions.

Online: You may vote your shares using the internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

In Person: You may vote your shares in person at the Meeting if you attend.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting.

Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. With regard to the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement, the failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the Proposed Advisory Agreement or the Proposed Sub-Advisory Agreement if (ii) above is applicable. Abstentions and broker non‑votes have the same effect as a vote AGAINST the Proposed Advisory Agreement and/or the Proposed Sub-Advisory Agreement regardless of whether (i) or (ii) above is applicable.

Whether you vote in person, by mail, by telephone or by internet, you may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy (the subsequent proxy may be submitted by mail, telephone or internet) or by voting in person at the Meeting. Your attendance at the Meeting does not automatically revoke your proxy.

In light of the ongoing situation with COVID-19 (coronavirus), shareholders are urged to vote by internet, telephone, or mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Please know that we are monitoring the situation and may determine to institute alternative arrangements such as postponing the Meeting or providing access to the Meeting via remote communication.

Q:	How can a quorum be established?

A:
Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of 33 percent of the outstanding shares of the Fund entitled to vote at the Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposals, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q&A 5

Q:	What will happen if there are not enough votes to approve the proposals?

A:
It is important that we receive your signed proxy card to ensure that there is a quorum for the Meeting. If we do not receive your vote as the date of the Meeting approaches, you may be contacted to remind you to vote your shares and help you return your proxy.  In the event a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

Q:	If I vote by mail, how do I sign the proxy card?

A:	Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A 6

Ziegler Senior Floating Rate Fund

a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [SHAREHOLDER MEETING DATE]

A special meeting of shareholders (the “Meeting”) of the Ziegler Senior Floating Rate Fund (the “Fund,”), a series of Trust for Advised Portfolios (the “Trust”), will be held on [SHAREHOLDER MEETING DATE], at [SHAREHOLDER MEETING TIME], at the offices of [MEETING LOCATION]. At the Meeting, shareholders of the Fund will be asked to consider and act upon the following proposals:

Proposal 1 - To approve an investment advisory agreement between the Trust, on behalf of the Fund, and Ziegler Capital Management, LLC.

Proposal 2 - To approve an investment sub-advisory agreement between Ziegler Capital Management and Pretium Credit Management, LLC on behalf of the Fund.

Shareholders may also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS UPON WHICH YOU ARE BEING ASKED TO VOTE.

The Trust’s Board of Trustees has fixed the close of business on [RECORD DATE] as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Please read the accompanying proxy statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the web site shown on your proxy card to vote over the internet.

By Order of the Board of Trustees

Scott A. Resnick
Secretary
Milwaukee, Wisconsin
[MAIL DATE]

Your vote is important - please vote your shares promptly.

In light of the ongoing situation with COVID-19 (coronavirus), shareholders are urged to vote by internet, telephone, or mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Telephone and internet voting instructions can be found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Ziegler Senior Floating Rate Fund

a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT
[PROXY DATE]

This Proxy Statement is being furnished to the shareholders of the Ziegler Senior Floating Rate Fund (the “Fund,”), a series of Trust for Advised Portfolios (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held on [SHAREHOLDER MEETING DATE], at [SHAREHOLDER MEETING TIME], at the offices of [MEETING LOCATION], for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record at the close of business on the record date, established as [RECORD DATE] (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The approximate mailing date of this Proxy Statement to shareholders is [MAIL DATE]. The Meeting will be held for the following purpose:

PROPOSAL 1:	To approve an investment advisory agreement between the Trust, on behalf of the Fund, and Ziegler Capital Management, LLC.

PROPOSAL 2:	To approve an investment sub-advisory agreement between Ziegler Capital Management and Pretium Credit Management, LLC on behalf of the Fund.

PROPOSALS 1 AND 2:

APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND
ZIEGLER CAPITAL MANAGEMENT, LLC.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ZIEGLER CAPITAL MANAGEMENT, LLC AND PRETIUM CREDIT MANAGEMENT, LLC

Background. These proposals relate to a change in control of the equity ownership of Ziegler Capital Management, LLC (the “Advisor”). Pursuant to a transaction with 1251 Capital Group (“1251”) on March 27, 2020, 1251 purchased majority ownership of the Advisor from Stifel Financial Corp. with employees of the Advisor now holding a significant minority stake (the “Transaction”). There was no change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction. Additionally, the incumbent leadership of Ziegler Capital Management, LLC has not changed as a result of the Transaction.

Prior to the Transaction, the Advisor provided investment advisory services to the Fund and managed portfolio assets pursuant to an investment advisory agreement with the Trust (the “Prior Advisory Agreement”). The Advisor currently provides investment advisory services to the Fund pursuant to an interim investment advisory agreement with the Trust (the “Interim Advisory Agreement”). The Interim Advisory Agreement and the Prior Advisory Agreement are materially the same. The Prior Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees (as defined below), at its meeting held on August 13-14, 2019, and was last approved by a vote of shareholders on April 1, 2016.

Prior to the Transaction, Pretium Credit Management, LLC (the “Sub-Advisor” or “Pretium”) provided investment sub-advisory services to the Fund pursuant to an investment sub-advisory agreement with the Advisor (the “Prior Sub-Advisory Agreement”). The Sub-Advisor currently provides investment sub-advisory services to the Fund pursuant to an interim investment sub-advisory agreement with the Advisor (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are materially the same. The Prior Sub-Advisory Agreement was last approved by the Board, including the Independent Trustees (as defined below), at its meeting held on August 13-14, 2019, and was last approved by a vote of shareholders on September 29, 2017.

In light of the change of control of the Advisor pursuant to the Transaction, the Transaction caused an assignment of the Prior Advisory Agreement and Prior Sub-Advisory Agreement (together, the “Prior Agreements”) under the Investment Company Act of 1940 (the “1940 Act”). This assignment terminated each of the Prior Agreements in accordance with its terms as required by Section 15 of the 1940 Act. In anticipation of this assignment and termination, the Board, including the Trustees who are not “interested persons” of the Trust (as defined under the 1940 Act) (the “Independent Trustees”), approved on February 26, 2020 the Interim Advisory Agreement and Interim Sub-Advisory Agreement on behalf of the Fund, which took effect at the close of the Transaction on March 27, 2020. Except for provisions required by Rule 15a‑4 under the 1940 Act, the Interim Advisory Agreement contains the same terms and conditions as the Prior Advisory Agreement and the Interim Sub-Advisory Agreement contains the same terms and conditions as the Prior Sub-Advisory Agreement.

In accordance with Rule 15a-4 under the 1940 Act, under the terms of the Interim Advisory Agreement and Interim Sub-Advisory Agreement (together, the “Interim Agreements”), if the shareholders of the Trust fail to approve new investment advisory and sub-advisory agreements within 150 days after the effective date of the Interim Agreements, the Interim Agreements will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets. Accordingly, on February 26,

2020, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Proposed Advisory Agreement”) and a new investment sub-advisory agreement between the Advisor and the Sub-Advisor on behalf of the Fund (the “Proposed Sub-Advisory Agreement”; together with the Proposed Advisory Agreement, the “Proposed Agreements”), and is seeking shareholder approval of the Proposed Agreements.

In order for the Advisor to continue to serve as investment advisor to the Fund, shareholders of the Fund must approve the Proposed Advisory Agreement. Similarly, for the Sub-Advisor to continue to serve as investment sub-advisor to the Fund, shareholders of the Fund must approve the Proposed Sub-Advisory Agreement. If approved, the Proposed Agreements will be effective upon the date of the Meeting (currently scheduled for [SHAREHOLDER MEETING DATE]). There are no differences in the Advisor’s or Sub-Advisor’s obligations under the respective Prior Agreement and the respective Proposed Agreement.

Summary of the Prior Advisory Agreement, Interim Advisory Agreement, and Proposed Advisory Agreement. The Proposed Advisory Agreement is substantially identical to the Prior Advisory Agreement, except for the dates of execution and effectiveness, and to the Interim Advisory Agreement, which is currently in effect, except for the dates of execution and effectiveness and certain provisions as required by Rule 15a-4 under the 1940 Act. A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Proposed Advisory Agreement is only a summary. You should refer to Exhibit A for the terms of the Proposed Advisory Agreement, and the description set forth below of the Proposed Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of Advisory Agreement. The Advisor has served as investment advisor to the Fund since its inception on April 1, 2016. As described above, the Advisor currently is providing its services pursuant to the terms of the Interim Advisory Agreement. If approved by shareholders at the Meeting, the Advisor will continue to provide the same services pursuant to the terms of the Proposed Advisory Agreement. The Proposed Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. Both the Prior Advisory Agreement and the Proposed Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Fund upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Advisory Services. Like the Prior Advisory Agreement and Interim Advisory Agreement, the Proposed Advisory Agreement states that, subject to the supervision and direction of the Board of Trustees, the Advisor will supervise and manage the investment portfolio of the Fund and direct the purchase and sale of investment securities in the day to day management of the Fund.

Management Fees. Like the Prior Advisory Agreement and Interim Advisory Agreement, the Proposed Advisory Agreement provides that the Fund will pay the Advisor a fee at an annual rate of 0.65% based on the Fund’s average daily net assets. However, in accordance with the requirements of Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement provides that the fees earned by the Advisor during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A. Fees that are paid to the escrow account, including interest earned, will be paid to the Advisor if the Fund’s shareholders approve the Proposed Advisory Agreement within 150 days of the date of the Interim Advisory Agreement. If shareholders of the Fund do not approve the Proposed Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then the Advisor will be paid out of the escrow account the lesser of: (1) any costs incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.The fee is computed daily and paid monthly.

Management Fees Paid to the Advisor for the Fiscal Year Ended September 30, 2019

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
September 30, 2019	$608,805	-$311,869	$296,936

Brokerage Policies. Like the Prior Advisory Agreement and Interim Agreement, the Proposed Advisory Agreement authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the most favorable price. The Advisor may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

Payment of Expenses. Like the Prior Advisory Agreement and Interim Advisory Agreement, the Proposed Advisory Agreement provides that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Like the Prior Advisory Agreement and Interim Advisory Agreement, the Proposed Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of the Advisor, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement, or for any losses that may be sustained in the purchase, holding or sale of any security. Additionally, the Prior Advisory Agreement, Interim Advisory Agreement, and Proposed Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that the Fund’s shareholders may have under any federal securities laws.

Summary of the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement, and Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement, except for the dates of execution and effectiveness, and to the Interim Sub-Advisory Agreement, which is currently in effect, except for the dates of execution and effectiveness and certain provisions as required by Rule 15a-4 under the 1940 Act. A copy of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the Proposed Sub-Advisory Agreement is only a summary. You should refer to Exhibit B for the terms of the Proposed Sub-Advisory Agreement and the description set forth below of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B.

Description of Sub-Advisory Agreement. Pretium has served as investment sub-adviser to the Fund since the Fund’s commencement of operations on April 1, 2016. Pretium currently provides these services pursuant to the Interim Sub-Advisory Agreement. If approved by shareholders at the Meeting, Pretium will continue to provide the same services pursuant to the terms of the Proposed Sub-Advisory Agreement. The

Proposed Sub-Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. Both the Prior Sub‑Advisory Agreement and the Proposed Sub-Advisory Agreement may be terminated (1) upon termination of the investment advisory agreement relating to the Fund by either party thereto (accompanied by simultaneous notice to Pretium); (2) by the Fund at any time upon written notice to Pretium that the Trustees of the Trust or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated the agreement; or (3) upon at least sixty days’ written notice to Pretium by the Advisor. Both the Prior Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement may also be terminated by Pretium with respect to the Fund without penalty upon ninety days’ written notice to the Advisor and the Trust.

Sub-Advisory Services. Like the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement states that, subject to oversight by the Trustees of the Trust and the supervision of the Advisor, Pretium will provide research, analysis, advice, and recommendations with respect to the purchase and sale of securities and other investments, and make investment commitments with respect to such portion of the Fund’s assets as shall be allocated to Pretium by the Advisor from time to time. Further, like the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement states Pretium will provide the services in accordance with the Fund’s investment objective, policies, and restrictions as stated in the Fund’s registration statement, as provided to Pretium by the Advisor.

Sub-Advisory Fees. Like the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement provides that the Advisor will pay Pretium a fee based on the Fund’s daily net assets of 0.00% up to $100 million, plus 0.20% of assets over $100 million. For the fiscal year ended September 30, 2019, the Advisor paid no sub-advisory fees to Pretium.

Brokerage Policies. Like the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement authorizes Pretium to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct Pretium to obtain the best overall price and the most favorable execution of its orders. Pretium may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction if Pretium determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or Pretium's overall responsibilities with respect to the accounts.

Payment of Expenses. Like the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement provides that Pretium will pay expenses incurred by it in connection with its activities under the Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for the Fund.

Limitation on Liability and Indemnification. Like the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement provides that Pretium shall comply with all applicable laws and regulations in the discharge of its duties; shall comply with the investment policies, guidelines, and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. Pretium shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by Pretium in violation of this section, except that Pretium and its directors, officers, stockholders, employees, and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or the Trust in connection with any matters to which the Agreement relates or for any other act or omission in the performance by Pretium of its duties under the Agreement except for any liability that is due to Pretium’s willful misfeasance, bad faith, or negligence in the performance of its duties or by reckless disregard of its obligations or duties under the Agreement.

Executive Officers and Directors of the Advisor. Information regarding the current principal executive officers and directors of the Advisor is set forth below. The address of the Advisor is 70 West Madison Street, 24th Floor, Chicago, IL 60602. The name and principal occupation of the principal executive officer and each director of the Advisor are listed below. The address of each is c/o Ziegler Capital Management (IL), LLC, 70 West Madison Street, 24th Floor, Chicago, IL 60602.

Name	Principal Occupation
Scott Roberts	President and Chief Executive Officer
Paula M. Horn	Chief Investment Officer
John K. Brinckerhoff, Sr.	Chief Marketing Officer
Renée M. Ansbro	Chief Financial Officer
Matthew Kowieski	Director of Operations
Monika Singh	Chief Compliance Officer
Greg Glidden	Chief Equity Strategist
Devansh Patel	Senior Managing Director
Wiley Angell	Chief Investment Officers - FAMCO Group

As a result of the Transaction, the Advisor became a subsidiary of 1251; however, the principal executive officers and directors of the Advisor did not change.

Information about the Sub-Advisor. Pretium is located at 810 Seventh Avenue, Suite 2400, New York, New York 10019 and provides fee-based investment management to an unregistered pooled investment vehicle, collateral loan obligations, and the Fund. Pretium is a wholly owned subsidiary of Pretium Partners, LLC. The following table sets forth the name, position and principal occupation of each current member and principal officer of Pretium, each of whom is located at Pretium’s principal office location.

Principal’s Name	Position/Principal Occupation
George Marshman	Managing Partner, Senior Portfolio Manager and Chief Investment Officer
Harumi Aoto	Partner and Marketing Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of Pretium.

Name of Owner	% of Voting Securities Held as of April 30, 2020
Pretium Partners LLC 810 Seventh Avenue, Suite 2400 New York, NY 10019	100%
Donald Mullen c/o Lance Harris, Esq., 1211 Avenue of the Americas, 40th Floor New York, NY 10036-8718	[ ]
OFPI US Corp. 25a, boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg, Grand Duchy of Luxembourg	[ ]
George Marshman Pretium Credit Management 201 Broad Street Stamford, CT 06901	[ ]

Considerations of the Board of Trustees. At its meeting held on February 26, 2020, the Board considered information about the Transaction and its potential impact on the Fund, as well as the terms of the Interim Agreements and Proposed Agreements. The Board reviewed materials that provided detailed information about the Transaction, including about 1251 and the financial terms of the Transaction. The Board also discussed the structure of the Transaction with representatives of the Advisor. In evaluating the Proposed Agreements, the Board also considered information and analysis provided by the Advisor and Sub-Advisor over the course of their service to the Fund. The Board considered the information carefully in conjunction with the detailed information it received from the Advisor and Sub-Advisor for its August 13-14, 2019 meeting during which the Board conducted its annual consideration and approval of the continuance of the Prior Agreements. In preparation for the August 2019 meeting, the Board reviewed substantial information regarding the Fund, Advisor, Sub-Advisor and the services provided by the Advisor and Sub-Advisor to the Fund under the Prior Agreements. The Board further considered the fact that there are no material differences between the terms of the Proposed Agreements and the terms of the Prior Agreements.

In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision to approve the Proposed Agreements, rather the Board based its determination on the total mix of information available to it, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Advisor, the Board considered information it believed necessary to assess the stability of the Advisor as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Fund following the Transaction. The Board reviewed details of the anticipated equity structure of the Advisor as a result of the Transaction generally and with respect to the identity and business of the entities and individuals that were expected to become equity owners of the Advisor as a result of the Transaction, including the financial resources of those entities and their ability to assist in growing the Adviser’s business and/or in servicing the Fund. In this regard, the Board considered information about how the Advisor’s management and operations would be structured following the Transaction, including in particular how the Transaction might affect the Advisor’s performance or delivery of services under the Proposed Advisory Agreement. The Board considered information addressing the projected benefits to the Advisor expected to result from the Transaction and information describing how the Transaction was expected to affect the Advisor’s business, including key personnel, and the Advisor’s continuing relationship with Stifel Financial Corp for certain services.

In addition, the Board took note of its comprehensive review of the Advisor and Sub-Advisor at its August 2019 meeting. At that time, the Trustees considered the Advisor’s and Sub-Advisor’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board took into account the oversight responsibilities of the Advisor over the Sub-Advisor, both in terms of investments and compliance monitoring. The Board reviewed the services that the Advisor provides to the Fund, noting to what degree those services extended beyond portfolio management. The Trustees also considered the structure of the compliance procedures at each of the Advisor and Sub-Advisor, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Advisor and Sub-Advisor, respectively, and the Trust, and between the Advisor and Sub-Advisor, as well as the Board’s knowledge of the Advisor’s and Sub-Advisor’s operations, and noted that during the course of the prior year it had met with the Advisor and Sub-Adviser in person to discuss various marketing and compliance topics, including the Advisor’s and Sub-Adviser’s risk management process. The Board concluded that the Advisor and Sub-Advisor each had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Prior Advisory Agreement and Prior Sub-Advisory Agreement, respectively, and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

Based on its review, within the context of its full deliberations, the Board concluded that it was reasonable to expect that the Advisor would continue to provide the same type and quality of services to the Fund following the Transaction as it had historically provided. The Board further concluded that it was satisfied with the nature, extent and quality of the services provided, and expected to continue to be provided, to the Fund by the Advisor and Sub-Advisor.

•
In assessing the quality of the portfolio management and other services delivered by the Advisor and Sub-Advisor, the Board took note of its comprehensive review of the Advisor and Sub-Advisor at the August 2019 meeting. At that time, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index. The Board considered that the Fund had outperformed relative to its peer group median/average for the one-year and three-year periods as of June 30, 2019. The Board also noted that, at that time, the Fund had just over three years of performance results.

•
Noting that the fees under the Proposed Agreements are the same as the fees under the Prior Agreements and Interim Agreements, the Board considered its comprehensive review at its August 2019 meeting of the cost of the Advisor’s and Sub-Advisor’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. At that time, the Board noted that the Fund’s advisory fee was in line with the peer median and slightly higher than the peer average, and that the net expense ratio was in line with the peer group median and slightly lower than the peer average. The Board also noted that under the sub-advisory arrangement between the Advisor and Sub-Advisor, the Advisor is obligated to pay the Sub-Advisor for its services to the Fund, but that the Advisor is not required to pay a sub-advisory fee to the Sub-Advisor until the Fund reaches $100 million in assets.

•
In considering economies of scale, the Board noted that at its August 2019 meeting the Trustees had considered the Advisor’s assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Board also had considered the Advisor’s commitment to maintain its cap on Fund expenses. The Trustees had concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved. At its February 2020 meeting, the Board further considered the Advisor’s commitment to maintain the Fund’s expense cap for two years after the date of the Transaction.

•
With respect to profitability, the Board took note of its comprehensive review at the August 2019 meeting of the profitability of the Advisor and Sub-Advisor from managing the Fund. In assessing each of the Advisor’s and Sub-Advisor’s profitability, the Trustees had reviewed the Advisor’s and Sub-Advisor’s financial information that was provided in the materials and took into account both the direct and indirect benefits to the Advisor and Sub-Advisor from managing the Fund. The Trustees had concluded that the Advisor’s and Sub-Advisor’s profits from managing the Fund were not excessive and that , after a review of the relevant financial information, the Advisor and Sub-Advisor appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund. At its February 2020 meeting, the Board further considered the assumptions as to the Advisor’s financial condition and operations following the Transaction.

Other Legal Requirements under the 1940 Act. When a change in control of an investment advisor occurs, Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for the investment advisor or any of its affiliated persons to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board must be Independent Trustees. Currently, the Board meets this 75% requirement and intends to continue to do so for the required three-year period.

The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Advisor has agreed to use its best efforts to ensure that the transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund. In addition, the Advisor has agreed to maintain the Fund’s current expense cap for a two‑year period after the date of the Transaction.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote “FOR” the proposals to approve the Proposed Advisory Agreement between the Trust, on behalf of the Fund, and the Ziegler Capital Management, LLC and the Proposed Sub-Advisory Agreement between Ziegler Capital Management, LLC and Pretium Credit Management, LLC.

GENERAL INFORMATION

Required Vote. Approval of each of the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement are approved by a Fund’s shareholders, they are expected to become effective on [SHAREHOLDER MEETING DATE]. If the shareholders of the Fund do not approve either or both of the proposals, the Advisor and/or Pretium may cease to serve as the investment advisor and sub-advisor, respectively, of the Fund. In that event, the Board will consider what further actions need to be taken, which may include the liquidation of the Fund.

Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against a proposal if (ii) above is applicable. Abstentions and broker non-votes have the same effect as a vote against a proposal regardless of whether (i) or (ii) above is applicable.

Record Date/Shareholders Entitled to Vote. The Fund is a series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on [RECORD DATE] will be entitled to be present and vote at the Meeting. As of that date, shares of the Fund had [ ] shares outstanding and entitled to vote, with total net assets of [ ].

Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call [PHONE NUMBER]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxy cards received prior to the Meeting on which no vote is indicated will be voted “for” each proposal. Proxies may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting. Shareholders who execute proxy cards may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above, delivering a duly executed proxy card bearing a later date or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy card will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of each proposal (or abstained) and vote against adjournment all proxies that voted against each proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund. Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of 33 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for the Fund are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Advisor who will not be paid for these services. The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Service Providers. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin, 53202. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on [RECORD DATE], none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares. To the knowledge of the Trust’s management, as of [RECORD DATE], the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Class A Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]

Class C Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
[ ]	[ ]	[ ]	[ ]	[ ]

Institutional Class Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]

As of [RECORD DATE], the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any class of the Fund.

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Ziegler Senior Floating Rate Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI, 53201-0701 or by calling, toll-free, 833-777-1533.

Other Matters to Come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Trust and the Fund are generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Trust, c/o Trust for Advised Portfolios, P.O. Box 701, Milwaukee, WI 53201-0701 within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Trust’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the Meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call [PHONE NUMBER].  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call [PHONE NUMBER] or write to Ziegler Senior Floating Rate Fund, PO Box 701, Milwaukee, WI 53201-0701.

EXHIBIT A

Trust for Advised Portfolios

INVESTMENT ADVISORY AGREEMENT

with

Ziegler Capital Management, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the day of 2020, by and between Trust for Advised Portfolios, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust listed on Schedule A (each a “Fund”), which may be amended from time to time, and Ziegler Capital Management, LLC, a Wisconsin limited liability company (hereinafter called the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Adviser has served as investment adviser to series of the Trust pursuant to various investment advisory agreements, including an agreement that automatically terminated in accordance with its terms due to an assignment and, most recently, an interim investment advisory agreement, and the Trust desires to continue to retain the Adviser to render advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services as set forth in Section 2(a) below with respect to the assets of each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.DUTIES OF ADVISER.

(a)GENERAL DUTIES. The Adviser shall act as investment adviser to each Fund and shall supervise investments of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for each Fund, and the power to exercise any rights, options, warrants, conversion privileges and redemption privileges for each Fund, the right to tender Fund securities pursuant to a tender offer, and shall file beneficial ownership reports required by Section 13(d) or 13(g) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or each Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of any Fund.

(b)BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered or as set forth below.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3.	REPRESENTATIONS OF THE ADVISER.

(a)The Adviser shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

(b)The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)The Adviser shall maintain errors and omissions insurance in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage and (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

4.INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or any Fund in any way, or in any way be deemed an agent for the Trust or for any Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to each Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be for similar or different from that given to the Fund.

5.ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6.EXPENSES.

(a)With respect to the operation of each Fund, the Adviser shall be responsible for (i) the Fund’s offering expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request for the purpose of updating information on account of actions or inactions attributable to the Adviser; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent, transfer agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications to shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; all fees and expenses of its administrator; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)To the extent that the Adviser pays fees, in addition to any Fund distribution or servicing fees, to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.

(c)The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)The fee payable to the Adviser by a Fund under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation agreement applicable to the Fund.

(e)The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of any Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from any Fund or pledge or use any Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to any Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.REPORTS AND ACCESS; APPROVAL.

(a)The Adviser agrees to supply such information to each Fund’s administrator and to permit such compliance inspections by each Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)The Trust agrees to provide the Adviser such information about the Trust and each Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Funds’ prospectuses and supplements to prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Funds’ financial statements, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws, any changes to Investment Policies, and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Adviser for inclusion therein.

(b)Subject to Section 11(c) herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or any Fund or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by any Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, any Fund or any shareholder of any Fund may have under any federal securities law or state law.

(d)Each party to this Agreement shall indemnify and hold harmless (each such party, the “Indemnifying Party”) the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer or employee of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein with respect to other series of the Trust. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to any Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for each Fund or any other series of the Trust.

14.TERM. This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s registration statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof cast at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15.RIGHT TO USE NAME. The Adviser warrants that each Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by a Fund managed by the Adviser shall be resolved by the Adviser. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Fund managed by the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name “Trust for Advised Portfolios” or “TAP” is the property of the Trust for copyright and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Ziegler Capital Management”, “Ziegler” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.TERMINATION; NO ASSIGNMENT; AMENDMENT.

(a)This Agreement may be terminated by the Trust on behalf of any Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to such Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of such Fund’s affairs and, at the request of the Board of Trustees, transfer, at such Fund’s expense, any and all books and records of each Fund maintained by the Adviser on behalf of such Fund.

(b)This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

(c)This Agreement constitutes the entire agreement between the Trust on behalf of each Fund and the Adviser with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both the Trust and the Adviser. This Agreement shall pertain to each Fund and to such additional investment portfolios of the Trust as shall be designated in amendments or supplements to this Agreement, as further agreed between the Trust and the Adviser.

17.Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to any Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.SEVERABILITY; CHANGE TO LAW. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. Where the effect of a requirement of the Investment Company Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

Trust for Advised Portfolios on behalf of the series listed on Schedule A	Ziegler Capital Management, LLC

By:Christopher Kashmerick	By: ___________________
Name:Christopher E. Kashmerick	Name:___________________
Title:President	Title:________________________

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
with
Ziegler Capital Management, LLC

Series of Trust for Advised Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets	Effective Date
Ziegler Senior Floating Rate Fund	0.65%	_______, 2020

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) made this ___ day of _______ 2020 by and between ZIEGLER CAPITAL MANAGEMENT, LLC (hereinafter referred to as the “Investment Adviser”) and PRETIUM CREDIT MANAGEMENT, LLC (hereinafter referred to as the “Subadviser”), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.
WHEREAS, the Investment Adviser has been retained by the Trust for Advised Portfolios, a Delaware statutory trust (the “Trust”), a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a “Fund” and, collectively, the “Funds” of the Trust);
WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities and other investments, and make investment commitments with respect to such portion of the Funds’ assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (“Allocated Assets”), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser;
WHEREAS, the Subadviser rendered advice and services to the Fund under an investment sub-advisory agreement that automatically terminated pursuant to its terms and the Investment Adviser desires to continue to retain the services of the Subadviser.
NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:
1.In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser (“Investment Advisory Agreement”) with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.
2.For all of the services rendered with respect to a Fund as herein provided, the Investment Adviser shall pay to the Subadviser a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Fund (as defined below), as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable quarterly, as soon as practicable after the last day of each calendar quarter. In the case of termination of this Agreement with respect to a Fund during any calendar month, the fee with respect to such Fund accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the value of the Allocated Assets, as computed for purposes of calculating the Fund’s net asset value.
3.This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund’s name as set forth on Schedule A hereto, provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.
4.This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually by a vote of a majority of the Trust’s Trustees, who are not parties to such Agreement or interested persons of such a party, as prescribed by the 1940 Act. This Agreement will terminate with respect to a Fund without the payment of any penalty (i) upon termination of the Investment Advisory Agreement relating to the Fund by either party thereto (accompanied by simultaneous notice to the Subadviser), (ii) by the Fund at any time upon written notice to the Subadviser that the Trustees of the Trust or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement, or (iii) upon at least sixty days’ written notice to the Subadviser by the Investment Adviser. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon ninety days’ written notice to the Investment Adviser and the Trust.
5.This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement (in each case as the term “assignment” is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) by any rule, regulation, order or interpretive guidance).
6.Subject to the oversight of the Board of Trustees of the Trust and the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and other investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Fund’s registration statement, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:
(a)shall act in conformity with the Trust’s Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 (the “1933 Act”) and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”) and the rules thereunder, and all other applicable federal and state laws and regulations. The Investment Adviser agrees to provide Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective;
(b)will maintain at all times during the term of this Agreement, in full force and effect, insurance, including without limitation errors and omissions insurance, with reputable insurance carriers, in such amounts, covering such risks and liabilities, and with such deductibles and self-insurance as are consistent with customary industry practice;
(c)will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund;
(d)will place orders pursuant to its investment determinations for the Allocated Assets either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting an investment transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;
(e)will review the daily valuation of investments comprising the Allocated Assets of each Fund as obtained on a daily basis by the Fund or its agents, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any investments owned by the Fund, provided, however, that the Subadviser is not required by this subparagraph to obtain valuations of any such investments from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities;
(f)unless otherwise instructed, will be responsible for voting all proxies of the Allocated Assets in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the “Proxy Policy”), provided that such Proxy Policy and any amendments thereto are furnished to the Trust;
(g)will attend regular business and investment-related meetings with the Trust’s Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder;
(h)will maintain books and records with respect to investment transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust’s Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser’s reports to the Trust’s Board of Trustees for examination and review within a reasonable time prior to the Trust’s Board meetings; and
(i)will pay expenses incurred by the Trust for any matters related to any transaction or event that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of the Agreement under the 1940 Act.
7.The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Subadviser agrees that it will not consult with any other subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.
8.Subadviser agrees with respect to the services provided to each Fund that:
(a)it will promptly communicate to the Investment Adviser such information relating to Fund transactions as the Investment Adviser or officers or Trustees of the Trust may reasonably request and as communicated to the Subadviser;
(b)it will promptly notify the Investment Adviser in writing about: (i) any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement; (ii) any contemplated change in control or management of the Subadviser; (iii) any change in the Subadviser’s personnel materially involved in the management of the Allocated Assets; (iv) any failure by the Subadviser to remain registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered; (v) the Subadviser being served or receiving notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or government or regulatory agency in any way relating to a Fund or potentially affecting the Subadviser’s services under this Agreement; and (v) any violation by the Subadviser of the federal securities laws;
(c)it will comply with Rule 206(4)-7 under the Advisers Act and provide an annual certification to the Investment Adviser and the Trust stating that the Subadviser has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws and will provide the Investment Adviser and the Trust access to information regarding the Subadviser’s compliance program and assistance with the Trust’s compliance with Rule 38a-1 under the 1940 Act;
(d)it will provide access to personnel, records, communications, systems, and all other relevant material as may be requested by the Investment Adviser or the Trust periodically, including but not limited to remote and on-site testing, due diligence reviews, and periodic compliance-related reports and certifications;
(e)it will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders (“Confidential Information”), will comply at all times with all applicable laws and regulations relating to the confidentiality of “nonpublic personal information” including the Gramm-Leach-Bliley Act or other federal or state privacy laws and the regulations promulgated thereunder, and will not use such Confidential Information for any purpose other than the performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the

Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).
9.Each party represents and warrants to the other party that the execution, delivery and performance of this Agreement is within its powers and have been duly authorized by all necessary actions of its directors or members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of either party for execution, delivery and performance of this Agreement, and the execution, delivery and performance by either party of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) such party’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon such party.
10.In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust’s request, provided that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund’s proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N‑PX under the 1940 Act.
11.It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
12.The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust’s contract with each Fund’s custodian from time to time (the “Custodian”), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.
13.The Subadviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Subadviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Subadviser in violation of this Section 12 hereof.
14.Except as provided in the foregoing paragraph, the Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this Agreement except for any liability that is due to Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.
15.Each party shall indemnify and hold harmless the other party and its respective control persons (as described in Section 15 of the 1933 Act) and their respective directors, stockholders, members and employees (collectively, “Indemnitees”) against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and other expenses of investigating or defending any alleged loss, claim, damages or liabilities) to which any of the Indemnitees may become subject under the 1933 Act, the 1940 Act, or the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on (i) any willful misfeasance, bad faith, or gross negligence of the other party in the performance of, or reckless disregard of, any of its duties or obligations hereunder, or (ii) any material breach of this Agreement by the other party.
16.If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.
17.No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.
18.Any notice to be given hereunder may be given by personal notification or by electronic or facsimile transmission, to the party specified at the address stated below:
To the Investment Adviser at:
Ziegler Capital Management, LLC
70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109

Attn: Scott Roberts
Facsimile: _______________

To the Subadviser at:
Pretium Credit Management, LLC
810 Seventh Avenue, 24th Floor
New York, New York 10019

Attn: George Marshman
Facsimile: _______________

To a Fund or the Trust at:
Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202

Attn:     Scott A. Resnick
Facsimile: 866-941-6727
or addressed as such party may from time to time designate by notice to other parties in accordance herewith.
19.The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

[The Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ZIEGLER CAPITAL MANAGEMENT, LLC By: Name: Scott Roberts Title: President and CEO
PRETIUM CREDIT MANAGEMENT, LLC By: Name: George Marshman Title: Managing Partner

SCHEDULE A

Fund	Term		Annual Fee Rate as a Percentage of Average Fund’s Daily Net Assets
Ziegler Senior Floating Rate Fund	[ ], 2020	Initially Two Years; Annually Thereafter	0% up to $100 million, plus 0.20% of assets over $100 million.

ZIEGLER CAPITAL MANAGEMENT, LLC	PRETIUM CREDIT MANAGEMENT, LLC

By:	By:
Name: Scott Roberts	Name: George Marshman
Title: President and CEO	Title: Managing Partner

Approved by the Board of Trustees: February 26, 2020

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D18224-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on June 26, 2020. The proxy statement for this meeting is available at: www.proxyvote.com.

D18225-TBD

Ziegler Senior Floating Rate Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2020

The undersigned hereby appoints Scott A. Resnick and Russell B. Simon, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Ziegler Senior Floating Rate Fund (the "Fund"), a series of Trust for Advised Portfolios (the "Trust"), to be held on June 26, 2020, [TBD] (the "Meeting"), to vote, as designated on the reverse side, all shares of the Fund, held by the undersigned at the close of business on May 22, 2020. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

At their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.